Exhibit 10.12

Fourth Amendment
to
Third Amended and Restated Credit Agreement
among
Legacy Reserves LP,
as Borrower,
The Guarantors,

Wells Fargo Bank, National Association,
as Administrative Agent,
and
The Lenders Signatory Hereto
Dated as of February 23, 2015
Sole Lead Arranger and Sole Book Runner
Wells Fargo Securities, LLC

Syndication Agent
Compass Bank

Co-Documentation Agents
UBS Securities LLC
and
U.S. Bank National Association

Fourth Amendment to
Third Amended and Restated Credit Agreement
This Fourth Amendment to Third Amended and Restated Credit Agreement (this “Fourth Amendment”) dated as of February 23, 2015, among Legacy Reserves LP, a limited partnership duly formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.
Recitals
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of April 1, 2014 (as amended by the First Amendment to Third Amended and Restated Credit Agreement dated as of April 17, 2014, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of May 22, 2014 and that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of December 29, 2014, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Guarantors are parties to that certain Third Amended and Restated Guaranty Agreement dated as of April 1, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).
C.    The Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Fourth Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.02.

(a)    The following definitions are hereby amended and restated in their entirety to read as follows:

“Agreement” means this Third Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, as the same may from time to time be amended, modified, supplemented or restated.

(b)    The following definitions are hereby added where alphabetically appropriate to read as follows:
“Fourth Amendment” means that certain Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of February 23, 2015, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” has the meaning ascribed to such term in the Fourth Amendment.

“Pro Forma Compliance” means, as of any date of determination, that the Borrower would be in compliance with each of the covenants contained in Section 9.01(b) and Section 9.01(c), after giving pro forma effect to any incurrence or Redemption of Debt to be made on such date of determination, as each such ratio is recomputed on such date of determination using (a) Secured Debt outstanding on such date of determination and (b) EBITDA and Interest Expense for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination for which financial statements are available; and provided further that Section 9.01(c) shall be determined on a pro forma basis, as if any Debt incurred pursuant to Section 9.02(f) or Redeemed pursuant to Section 9.04(b) after such four-quarter period and prior to such date of determination, and any Debt to be incurred or Redeemed on such date of determination, had been incurred or Redeemed, as applicable, at the beginning of such four-quarter period.

“Secured Debt” means, at any date, all Total Debt of the Borrower and its Consolidated Subsidiaries, on a consolidated basis, that is secured by a Lien on any asset or Property of the Borrower or any Consolidated Subsidiary (including, without limitation, the total Revolving Credit Exposures of all Lenders on such date).

2.2    Amendments to Section 9.01.

(a)    Section 9.01(b) is hereby amended and restated in its entirety to read as follows:

(b)    Ratio of Secured Debt to EBITDA. The Borrower will not permit, as of the last day of any fiscal quarter, its ratio of Secured Debt as of such day to EBITDA for the four fiscal quarters then ending on such day to be greater than 2.50 to 1.00.
(b)    Section 9.01 is hereby amended by adding the following new subsection (c) thereto:

(c)    Interest Coverage Ratio. The Borrower will not permit,
as of the last date of any fiscal quarter, its ratio of EBITDA for the four fiscal quarters then ending to Interest Expense for such period to be less than 2.50 to 1.00.

2.3    Amendment to Section 9.02(f). Section 9.02(f) is hereby amended and restated in its entirety to read as follows:

(f)    Debt under any Senior Notes issued after the Effective Date, provided that (i) at the time of incurring such Debt (A) no Default has occurred and is then continuing, (B) no Default would result from the incurrence of such Debt after giving effect to the incurrence of such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence) and (C) the Borrower shall be in Pro Forma Compliance, (ii) such Debt does not have any scheduled amortization prior to one year after the Maturity Date, (iii) such Debt does not mature sooner than one year after the Maturity Date, (iv) the terms of such Debt are not materially more onerous, taken as a whole, than the terms of this Agreement and the other Loan Documents, (v) the Borrowing Base is adjusted as contemplated by Section 2.07(f) and the Borrower makes any prepayment required under Section 3.04(c)(iii) and (vi) the aggregate stated principal amount (without regard to initial issue discount) of all Senior Notes issued or incurred on or after the Fourth Amendment Effective Date pursuant to this Section 9.02(f) shall not exceed the sum of (A) $300,000,000 plus (B) the aggregate principal amount of Senior Notes Redeemed pursuant to Section 9.04(b)(i)(a) on or after the Fourth Amendment Effective Date.

2.4.    Amendment to Section 9.04(b)(i)(b). Section 9.04(b)(i)(b) is hereby amended and restated in its entirety to read as follows: “(b) so long as both before and immediately after giving effect to each such Redemption, (1) the Borrower has unused Commitments of not less than 20% of the Borrowing Base then in effect and (2) the Borrower shall be in Pro Forma Compliance, or”.

Section 3.    Reduction of Borrowing Base. For the period from and including the Fourth Amendment Effective Date (as defined below) to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be $700,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 2.07(f), Section 8.13(c), Section 9.12(d) or Section 9.12(e). For the avoidance of doubt, this Borrowing Base reduction (a) shall not constitute an Interim Redetermination elected by the Borrower or by the Administrative Agent at the direction of the Required Lenders and (b) shall be in addition to the April 1, 2015 Scheduled Redetermination.

Section 4.    Conditions Precedent. This Fourth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Fourth Amendment Effective Date”):

4.1    The Administrative Agent shall have received from the Required Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Person.
4.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date.

4.3    No Default shall have occurred and be continuing as of the Fourth Amendment Effective Date.
4.4    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5. Miscellaneous.
5.1    Confirmation.  The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.
5.2    Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (d) agrees that from and after the Fourth Amendment Effective Date each reference to the Credit Agreement and in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fourth Amendment.
5.3    Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by telecopy, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.
5.4    No Oral Agreement.  This Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.5    GOVERNING LAW.  THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.6    Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.7    Severability.  Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns.  This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC
its general partner

	By:	/s/ James Daniel Westcott
	Name:	James Daniel Westcott
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC, its general partner
	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
	Name:	James Daniel Westcott
	Title:	Executive Vice President and Chief Financial Officer

LEGACY RESERVES OPERATING GP LLC

	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
	Name:	James Daniel Westcott
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LEGACY RESERVES SERVICES, INC.

By:	/s/ James Daniel Westcott
Name:	James Daniel Westcott
Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

	By:	/s/ Stephanie Harrell
Stephanie Harrell
Vice President

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	COMPASS BANK

	By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Nicholas T. Hanford
Name:	Nicholas T. Hanford
Title:	Vice President

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Managing Director

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA

By:	/s/ Don J. Mckinnerney
Name:	Don J. Mckinnerney
Title:	Authorized Signatory

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A.

By:	/s/ Lara Francis
Name:	Lara Francis
Title:	Vice President

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC.

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC

By:	/s/ Luke Syme
Name:	Luke Syme
Title:	Assistant Vice Presient

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A.

By:	/s/ Saqeeb Ludhi
Name:	Saqeeb Ludhi
Title:	Vice President

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE

By:	/s/ David Bornstein
Name:	David Bornstein
Title:	Director

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Ryan K. Michael
Name:	Ryan K. Michael
Title:	Senior Vice President

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK

By:	/s/ Chris Whigham
Name:	Chris Whigham
Title:	Senior VP

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SANTANDER BANK, N.A.

By:	/s/ Vaughn Buck
Name:	Vaughn Buck
Title:	Executive Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

TEXAS CAPITAL BANK, N.A.

By:	/s/ Frank K. Stowers
Name:	Frank K. Stowers
Title:	Senior Vice President

SIGNATURE PAGE
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT